Prepayments and other current assets, net - (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepayments and other current assets, net
Input value-added tax to be deducted	¥ 241,682		¥ 258,650
Interest receivable	198,531		174,333
Prepayments to vendors and content providers	94,980		154,207
Others	21,307		50,188
Less: credit loss provision	(65)
Total	¥ 556,435	$ 78,371	¥ 637,378